UAM FUNDS

                 ICM FIXED INCOME PORTFOLIO
                 INSTITUTIONAL CLASS SHARES

         Supplement dated September 11, 1997 to the
              Prospectus dated January 3, 1997

The information under the heading "INVESTMENT POLICIES" on page 7 is amended to reflect that the Adviser may invest up to 10% of the Portfolio's assets in fixed income securities rated Baa/BBB by both Standard & Poor's Corporation and Moody's Investors Services, Inc.